As filed with the Securities and Exchange Commission on May 7, 2001

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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 7, 2001


                               WEIS MARKETS, INC.
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             (Exact name of registrant as specified in its charter)


        PENNSYLVANIA                      1-5039                24-0755415
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(State or other jurisdiction of        (Commission           (IRS Employer
        incorporation)                  File Numer)        Identification No.)


1000 SOUTH SECOND STREET, SUNBURY, PENNSYLVANIA                     17801
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    (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:            (570) 286-4571
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)





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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  On May 7, 2001, the Registrant purchased an aggregate of 14,477,242 shares of its common stock from the family of the late Sigfried Weis. The purchase price was $30.00 per share, for an aggregate purchase price of approximately $434.3 million in cash. The amount of such consideration was determined through negotiations between the Registrant and the sellers of such shares, and was subject to review by a special committee of the Registrant's board of directors formed for the purpose of evaluating the transaction. In determining the amount of such consideration and assessing the fairness thereof, the Company received financial advice from Morgan Stanley Dean Witter, and the special committee received financial advice from Dresdner Kleinwort Wasserstein, Inc., both of which firms rendered fairness opinions to the special committee. The selling shareholders are descendants, or family members of descendants, of one of the founders of the Registrant. The selling shareholders include Joseph
I. Goldstein, a director of the Registrant who has resigned from the Board of Directors, his wife and certain of his relatives. The sources of the funds used for the Registrant's acquisition of its shares were the Registrant's own cash resources and borrowings from Mellon Bank under a credit agreement entered into in the ordinary course.

                  A copy of the press release announcing this repurchase is attached as Exhibit 99.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired

                           Not applicable.

         (b)      Pro forma financial information

                           Not applicable.

         (c)      Exhibits

                        Exhibit
                        Number               Description
                        -------              -----------
                          99                 Press release, dated May 7, 2001,
                                             of the Registrant.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       WEIS  MARKETS, INC.



                                       By:  /s/ William R. Mills
                                           -----------------------------------
                                           Name:  William R. Mills
                                           Title: Vice President - Finance
                                                     and Secretary


Dated: May 7, 2001
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                                  EXHIBIT INDEX


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Exhibit 99             Press release, dated May 7, 2001,                    5
                       of Weis Markets, Inc.